SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date  of  Report  (Date  of  earliest  event  reported):  AUGUST  5, 1999
                                                                 ---------------



                          Anything Internet Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)



         COLORADO                     000-29994                84-1425882
----------------------------  -----------------------       ------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


   3020 North El Paso, Ste. 103, Colorado Springs, CO               80907
   --------------------------------------------------            -----------
       (Address of Principal Executive Offices)                   (Zip Code)


                                 (719) 227-1903
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM  5.     OTHER  EVENTS.
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On  August  5,  1999,  the  Registrant  publicly  disseminated  a  press release announcing the grand opening of a new Internet storefront, anyCOFFEE.com (www.anycoffee.com). anyCOFFEE.com is operated by Anything Coffee Corporation, a newly formed wholly-owned subsidiary of the Registrant.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.
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(c)          Exhibit.

99.1         The  Registrant's  Press  Release  dated  August  5,  1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANYTHING  INTERNET  CORPORATION
                                   -------------------------------
                                   (Registrant)



Date:  August  5,  1999            /s/  J.  Scott  Sitra
                                   ---------------------
                                   J.  Scott  Sitra
                                   President  and  Chief  Executive  Officer

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